Exhibit 10.6

                    ASSIGNMENT OF AMENDED OPERATION AGREEMENT

         This Assignment of Amended Operation Agreement (the "Assignment") is made as of the 14th day of April, 2004, by and between DELTA DADE RECYCLING CORPORATION, a Florida corporation (the "Assignor") and DISTRIBUTION MANAGEMENT SERVICES, INC., a Florida corporation (the "Assignee").

                                    RECITALS:

         A. Assignor is a party to that certain Amended Operation Agreement dated as of December 22, 1998, by and between Distribution Management Services, Inc., a Florida corporation ("DMGS") and Peerless Dade, Inc., d/b/a Dade Recycling and Disposal, a Florida corporation (the "Operation Agreement").

         B. Assignor succeeded to the rights of Peerless Dade, Inc., d/b/a Dade Recycling and Disposal under the Operation Agreement by virtue of an Assignment of Agreement dated October 21, 2000 (the "Dade Assignment").

         C. Pursuant to the Dade Assignment, Assignor and Assignee entered into an Assumption Agreement dated October 24, 2000, whereby Assignor assumed the obligations under the Operation Agreement and further amended its terms.

         D. Assignor desires to assign its rights under the Operation Agreement to Assignee and Assignee agrees to accept the assignment from Assignor and assume Assignee's obligations under the provisions of the Operation Agreement on the terms and conditions set forth in this Assignment.

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) being paid to Assignor, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows;

         1. Recitals. The foregoing recitals are true and correct and are hereby incorporated by reference and made a part of this Assignment.

         2. Assignment. Assignor hereby assigns to Assignee and Assignee hereby accepts the assignment of all of Assignor's right, title and interest under the Operation Agreement, to have and to bold the same unto Assignor, its successors and assigns for the remainder of the term of the Operation Agreement, if any.

         3. Assumption. Assignee hereby assumes the performance and observance of, and agrees that it shall perform and observe all of the terms, covenants and conditions of the Operation Agreement to be perforated by Assignor thereunder, with all the full force and effect as if Assignee was the original party to the Operation Agreement

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          4. No Representations or Warranties by Assignor. Assignee accepts this
Assignment without recourse against Assignor and without any representations or warranties whatsoever concerning the Operation Agreement, including, without limitation,

         (i) whether the Operation Agreement is valid or in full force and effect;
         (ii) whether Assignor has the right to assign the Operation Agreement with or without the consent of Southern Waste Systems, Ltd., the present owner of the fee title to the Property (as such term is defined in the Operation Agreement); or
         (iii) the compliance or non-compliance thereof of the Property with any applicable laws, ordinances, licenses or permits.

         5. Counterparts. The execution of this Assignment may be in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         6. Successors and Assignor. This Assignment shall inure to the benefit t of and be binding upon the successors and assigns of Assignor and Assignee.

         7. Governing Law. This Assignment shall be construed and enforced under the laws of the State of Florida.

         IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first above written.

Witness                                    ASSIGNOR:


 /s/                                       DELTA DAD RECYCLING
-----------------------------------
Print Name:                                CORPORATION

 /s/                                       By: /s/
-----------------------------------              -------------------------------
Print Name:                                Name:
                                                 -------------------------------
                                           Its:
                                                 -------------------------------

                                           ASSIGNEE:

                                           DISTRIBUTION MANAGEMENT
                                           SERVICES.
                                           INC., a
                                           Florida
                                           corporation

/s/                                        By: /s/ Leo Greenfield
-----------------------------------            ---------------------------------
Print Name:                                Name: Leo Greenfield
                                                 -------------------------------
                                           Its:   President
                                                 -------------------------------
/s/
-----------------------------------
Print Name:



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